INDEMNIFICATION AGREEMENT
THIS

INDEMNIFICATION AGREEMENT

(this

“Agreement”)

is

entered

into,

effective

as

of
March 25, 2025, between

Cal-Maine Foods, Inc.,

a Delaware corporation

(the “Company”), and

[NAME]
(“Indemnitee”).
WHEREAS,

it

is

essential

to

the

Company

to

retain

and

attract

as

directors,

officers

and

key
employees the most capable persons available;
WHEREAS,

Indemnitee is a director, officer or key employee of the Company;
WHEREAS,

both

the

Company

and

Indemnitee

recognize

the

risk

of

litigation

and

other

claims
being asserted against directors, officers and key employees of corporations;
WHEREAS,

in recognition of

Indemnitee’s need for

substantial protection against

personal liability
in order

to enhance

Indemnitee’s continued

and effective

service to

the Company,

and in

order to

induce
Indemnitee to provide continued

services to the Company as

a director, officer or employee,

the Company
wishes to provide

in this

Agreement for the

indemnification of and

the advancing of

expenses to Indemnitee
to the fullest

extent (whether partial

or complete)

permitted by law

and as set

forth in this Agreement

and
for the coverage

of Indemnitee under

the Company’s directors’

and officers’

liability insurance policies;

and
WHEREAS,

this

Agreement

is

intended

to

be

supplemental

to

and

in

furtherance

of

the
indemnification

and

advancement

rights

provided

to

the

Company’s

directors

or

officers

under

the
Company’s Third Amended and

Restated Certificate

of Incorporation

(as amended

from time

to time,

the
“Certificate

of

Incorporation”)

and Amended

and

Restated

Bylaws

(as

amended

from

time

to

time,

the
“Bylaws”) and

any resolutions

adopted pursuant

thereto, and

shall not

be deemed

a substitution

therefor,
nor to diminish any rights of Indemnitee thereunder.
NOW,

THEREFORE,

in

consideration

of

the

above

premises

and

of

Indemnitee’s

service

or
continuing to

serve as

a director,

officer or

employee of

the Company

and intending

to be

legally bound
hereby, the parties agree as follows:
1. Certain Definitions :
(a)
Board:

The Board of Directors of the Company.
(b) Change in Control:
(i)
the

acquisition

by

any

individual,

entity

or

group

(a

“Person”),

including

any
“person” within the

meaning of Section 13(d)(3)

or 14(d)(2) of

the Securities Exchange

Act of
1934, as

amended (the

“Exchange Act”),

of beneficial

ownership (within

the meaning

of Rule
13d-3 promulgated under the Exchange Act)

of 25% or more of either

(A) the then outstanding
shares

of

common

stock

of

the

Company

(the

“Outstanding

Common

Stock”)

or

(B) the
combined

voting

power

of

the

then

outstanding

securities

of

the

Company

entitled

to

vote
generally in the election of directors (the

“Outstanding Voting

Securities”); provided, however,
the following shall

not be a

“Change in Control”:

(1) any acquisition directly

from the Company
(excluding any

acquisition resulting

from the

exercise of

an exercise,

conversion or

exchange
privilege unless

the security

being so

exercised, converted

or exchanged

was acquired

directly
from the

Company), (2) any

acquisition by

the Company,

(3) any acquisition

by an

employee
benefit

plan

(or

related

trust)

sponsored

or

maintained

by

the

Company

or

any

corporation
controlled by the Company, (4) any acquisition by any

corporation pursuant to a

transaction that
complies with

clauses (A), (B)

and (C) of

subsection (iii) of

this Section

or (5) any

transaction

contemplated by that certain

Agreement Regarding Conversion

by and among the

Company and
the

other

parties

thereto

dated

as

of

February 25, 2025;

provided

further

that,

for

purposes

of
clause (2), if any Person

(other than the Company

or any employee benefit

plan (or related trust)
sponsored or maintained by

the Company or any

corporation controlled by the

Company) shall
become the beneficial

owner of 25%

or more of

the Outstanding Common

Stock or 25%

or more
of

the

Outstanding

Voting

Securities

by

reason

of

an

acquisition

by

the

Company,

and

such
Person

shall,

after

such

acquisition

by

the

Company,

become

the

beneficial

owner

of

any
additional

shares

of

the

Outstanding

Common

Stock

or

any

additional

Outstanding

Voting
Securities

and

such

beneficial

ownership

is

publicly

announced,

such

additional

beneficial
ownership shall constitute a Change in Control; or
(ii)
the

cessation

of

individuals

who,

as

of

the

date

hereof,

constitute

the

Board

(the
“Incumbent Board”) to constitute at least a majority of such Board; provided, however, that any individual who

becomes a

director of

the Company

subsequent to

the date

hereof whose

election,
or nomination for election by the Company’s stockholders, was approved by the vote of at least
a majority of the directors then

constituting the Incumbent Board shall be

deemed a
member

of
the

Incumbent

Board;

and

provided

further

that

any

individual

who

was

initially

elected

as

a
director of the Company as a result of an actual or threatened solicitation by a

Person other than
the

Board

for

the

purpose

of

opposing

a

solicitation

by

any

other

Person

with

respect

to

the
election

or

removal

of

directors,

or

any

other

actual

or

threatened

solicitation

of

proxies

or
consents by

or on behalf

of any Person

other than

the Board

shall not

be deemed a

member of
the Incumbent Board; or
(iii)
the

consummation

of

a

reorganization,

merger

or

consolidation

or

sale

or

other
disposition of all or

substantially all of the

assets of the Company

(a “Corporate Transaction”);
provided, however,

“Change in

Control” shall not

include a Corporate

Transaction pursuant

to
which:
(A)
all

or

substantially

all

of

the

individuals

or

entities

who

are

the

beneficial
owners,

respectively,

of

the

Outstanding

Common

Stock

and

the

Outstanding

Voting
Securities immediately prior

to such Corporate

Transaction will

beneficially own, directly
or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the

combined

voting

power

of

the

outstanding

securities

entitled

to

vote

generally

in

the
election of directors,

as the case

may be, of

the corporation resulting

from such Corporate
Transaction (including, without limitation, a corporation that as a result of such transaction owns, directly or

indirectly, the Company

or all or

substantially all of

the Company’s assets)
in substantially the same proportions relative to each other as their ownership, immediately prior to

such Corporate

Transaction, of

the Outstanding

Common Stock

and the

Outstanding
Voting Securities, as the case may be,
(B)
no

Person

(other

than

the

Company;

any

employee

benefit

plan

(or

related
trust)

sponsored

or

maintained

by

the

Company

or

any

corporation

controlled

by

the
Company; the corporation resulting

from such Corporate Transaction;

and any Person that
beneficially owned, immediately prior to such

Corporate Transaction, directly or indirectly,
25% or

more of

the Outstanding

Common Stock

or the

Outstanding Voting

Securities, as
the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding

shares of

common stock

of the

corporation resulting

from such

Corporate
Transaction or the combined voting power of the

outstanding securities of such corporation
entitled to vote generally in the election of directors and

(C)
individuals who

were members

of the

Incumbent Board

will constitute

at least
a majority of

the members of

the board of

directors of the

corporation resulting from

such
Corporate Transaction; or
(iv) the consummation of a plan of complete liquidation or dissolution of the Company.
(c)
Disinterested Director:

A director of the Company who is not and was

not a party to
the Proceeding in respect of which indemnification is sought by Indemnitee.
(d)
Expenses:

Any expense broadly construed, including, without limitation, attorneys’
fees, retainers,

court costs,

transcript costs,

fees and

expenses of

experts, including

accountants and

other
advisors,

travel

expenses,

duplicating

costs,

postage,

delivery

service

fees,

filing

fees,

and

all

other
disbursements

or

expenses

of

the

types

typically

paid

or

incurred

in

connection

with

investigating,
defending, being a witness in, or participating (including on appeal), or preparing for any of the foregoing,
in

any

Proceeding

relating

to

any

Indemnifiable

Event,

and

any

expenses

of

establishing

a

right

to
indemnification under any of Section
2
,
4

or
5

of this Agreement.
(e)
Indemnifiable Costs:

Any and

all Expenses

reasonably incurred,

liabilities, losses,
judgments, fines

(including any

excise taxes

assessed on

a person

with respect

to any

employee benefit

plan)
and amounts

paid in

settlement and

any interest,

assessments, or

other charges

imposed thereon,

and any
federal, state,

local, or

foreign taxes

imposed as

a result

of the

actual or

deemed receipt

of any

payments
under this Agreement.
(f)
Indemnifiable Event:

Any event or

occurrence that takes place

either prior to

or after
the

execution

of

this

Agreement,

by

reason

of

the

fact

that

Indemnitee

is

or

was

a

director,

officer

or
employee of

the Company

or any

of its

subsidiaries, or

has or

had agreed

to become

a director,

officer or
employee of

the Company

or any

of its

subsidiaries, or, while

a director, officer

or employee

of the

Company
or any of its subsidiaries, is

or was serving at the request

of the Company as a

director, officer, employee or
agent of another corporation or of a

limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to

employee benefit plans, or

related to anything done

or not
done by Indemnitee in any such capacity,

whether or not the basis of the Proceeding is alleged action in an official capacity

as a director,

officer or

employee of

the Company,

or in any

other capacity,

as described
above.
(g)
Independent Counsel:

means

law

firm

partner

or

shareholder

(or

similar position)
who is

experienced in

matters of

corporation law

and neither

presently is,

nor in

the past

three years

has
been, retained

to represent:

(i) the Company

or any

of its

subsidiaries or

affiliates,

(ii) Indemnitee or

(iii) any
other party to the Proceeding giving rise to a claim for indemnification or Expense Advances hereunder, in any matter material

to such law

firm or such

member of such

law firm (other

than with respect

to matters
relating to indemnification and advancement of

expenses).

No lawyer shall qualify to serve

as Independent
Counsel if

such lawyer,

or such

lawyer’s

law firm

would, under

the applicable

standards of

professional
conduct then prevailing, have a conflict

of interest in representing either the

Company or Indemnitee in an
action to determine Indemnitee’s

rights under this Agreement.

The Board shall select a

lawyer to serve as
Independent

Counsel,

subject

to

the

consent

of

Indemnitee,

which

consent

shall

be

withheld

only

if

the
Independent Counsel

selected by

the Board

does not

meet the

requirements of

the foregoing

definition of
Independent

Counsel,

and

Indemnitee

sets

forth

with

particularity,

in

writing,

the

factual

basis

of

such
assertion.

The Company

agrees to

pay the

reasonable fees

of the

Independent Counsel

and to

indemnify
fully

such

counsel

against

any

and

all

expenses

(including

attorneys’

fees),

claims,

liabilities,

loss,

and
damages arising

out of

or relating

to this

Agreement or

the engagement

of Independent

Counsel pursuant
hereto.

(h)
Proceeding:

Any action,

suit or

proceeding, whether

civil, criminal,

administrative
or investigative that relates to an Indemnifiable Event.
(i)
Reviewing Party:

Reviewing Party shall have

the meaning ascribed to

such term in
Section
3.
2. Agreement to Indemnify
(a)
General Agreement Regarding

Indemnification.

In the event

Indemnitee was, is,

or
is threatened to be made

a party to or

is otherwise involved in a

Proceeding by reason of

an Indemnifiable
Event, the Company shall indemnify Indemnitee from

and against Indemnifiable Costs, to the fullest

extent
permitted by applicable

law,

as the same

exists or may

hereafter be amended;

provided, however,

that the
Company’s

commitment set forth

in this

Section
Article I1(a)

to indemnify Indemnitee

shall be subject

to
the limitations and procedural requirements set forth in this Agreement.
(b)
Partial

Indemnification.

If

Indemnitee

is

entitled

under

any

provision

of

this
Agreement

to

indemnification

by

the

Company

for

some

or

a

portion

of

Indemnifiable

Costs,

but

not,
however, for the total

amount thereof, the

Company shall nevertheless

indemnify Indemnitee for

the portion
thereof to which Indemnitee is entitled.
(c)
Advancement

of

Expenses.

If

so

requested

by

Indemnitee,

the

Company

shall
advance

to

Indemnitee,

to

the

fullest

extent

not

prohibited

by

applicable

law,

as

the

same

exists

or

may
hereafter be amended or interpreted, any and all Expenses

incurred by Indemnitee (an “Expense Advance”
or an

“Advance”) in

defending any Proceeding

in advance

of its

final disposition

within 30 calendar

days
after the

receipt by

the Company

of a

request from

Indemnitee for

an Advance,

whether prior

to or

after
final disposition of

any Proceeding; provided, however,

that the Company shall

not advance any expenses
to

Indemnitee

unless

and

until

it

shall

have

received

a

request

and

undertaking

substantially

in

the

form
attached hereto as

Exhibit A.

Any request for

an Expense Advance

shall be accompanied

by an itemization,
in reasonable detail, of the Expenses for which advancement is sought; provided, however, that Indemnitee need

not

submit

to

the

Company

any

information

that

counsel

for

Indemnitee

deems

is

privileged

and
exempt from compulsory disclosure in any proceeding.

Subject to applicable law, Advances shall be made
without regard

to Indemnitee’s

ability to

repay the

Expenses and

without regard

to Indemnitee’s

ultimate
entitlement to indemnification under

the other provisions of

this Agreement.

If Indemnitee has commenced
legal proceedings in

a court of

competent jurisdiction in

the State of

Delaware to secure

a determination that
Indemnitee should be indemnified under applicable law,

as provided in Section
4
, any determination made
by the

Reviewing Party

that Indemnitee

would not

be permitted

to be

indemnified under

applicable law

shall
not be binding

and Indemnitee shall

not be required

to reimburse the

Company for any

Expense Advance
until a final

judicial determination is

made with respect

thereto (as to

which all rights

of appeal therefrom
have

been

exhausted

or

have

lapsed).

Indemnitee’s

obligation

to

reimburse

the

Company

for

Expense
Advances shall be unsecured

and no interest shall

be charged thereon.

This Section
Article I1(c)

shall not
apply to any claim by Indemnitee for which indemnity is excluded pursuant to Section
Article I1(d).
(d)
Exception to Obligation to Indemnify.

Notwithstanding anything in this Agreement
to

the

contrary,

the

Company

shall

not

be

obligated

under

this

Agreement

to

make

any

indemnification
payment in connection with any claim made against Indemnitee:
(i)
except as otherwise

provided in Section
5
, in connection

with any Proceeding
commenced by

Indemnitee, unless the

commencement of

such Proceeding

by Indemnitee

was
authorized in the specific case by the Board; or

(ii)
for

which

payment

has

actually

been

made

to

or

on

behalf

of

Indemnitee
under any

insurance policy

or other

indemnity provision,

except with

respect to

any excess
beyond the amount paid under any insurance policy or other indemnity provision.
3. Reviewing Party
(a)
Definition of Reviewing Party.

Other than as contemplated by Section
Article I1(b)
or as ordered by a court,

the person, persons or entity who

shall determine whether Indemnitee is

entitled to
indemnification (the “Reviewing

Party”), (i) if Indemnitee

is a director,

officer or employee

at the time

of
such determination, shall

be (A) the Board

acting by a

majority vote of

Disinterested Directors, even

though
less

than

a

quorum,

(B) a

committee

of

Disinterested

Directors

designated

by

a

majority

vote

of
Disinterested

Directors

on

the

Board,

even

though

less

than

a

quorum,

(C) if

there

are

no

Disinterested
Directors,

or if

the Disinterested

Directors

so

direct,

by

Independent

Counsel in

a

written opinion

to

the
Board, a

copy of

which shall

be delivered

to Indemnitee,

or (D) by

the stockholders

of the

Company and
(ii) if Indemnitee

is a

former director,

officer or

employee at

the time

of such

determination, shall

be any
person, persons or entity having the authority to act on the matter on behalf of the Company.
(b)
Reviewing

Party

Following

Change

in

Control.

After

a

Change

in

Control

(other
than a

Change in

Control approved

by a

majority of

the Incumbent

Board), the

Reviewing Party

shall be
Independent Counsel.

With

respect to

all matters

arising from

such a

Change in

Control concerning

the
rights

of

Indemnitee

to

indemnity

payments

and

Expense

Advances

under

this

Agreement

or

any

other
agreement or

under applicable

law or

the Company’s Certificate

of Incorporation

or Bylaws

now or

hereafter
in

effect

relating to

indemnification

for

Indemnifiable

Events, the

Company shall

seek legal

advice

only
from Independent Counsel.

Such counsel, among other things, shall render its written

opinion to the Board
and Indemnitee as to whether and to what extent Indemnitee should be indemnified under applicable law.
(c)
Successful Proceeding

or Defense.

Notwithstanding anything

contained herein

to the
contrary,

to

the

extent

that

Indemnitee

has

been

successful

on

the

merits

or

otherwise

in

defense

of

any
Proceeding by reason of (or arising in part out of) an Indemnifiable Event or in defense of any claim, issue
or matter

therein, Indemnitee

shall be

indemnified against

Expenses actually

and reasonably

incurred

by
Indemnitee

in

connection

therewith,

without

the

necessity

of

authorization

or

determination

by

the
Reviewing Party as to whether Indemnitee is entitled to indemnification in the specific case.
4. Indemnification Process and Appeal
(a) Indemnification Payment.
(i)
Subject

to

the

last

sentence

of

Section
5
,

the

determination

with

respect

to
Indemnitee’s entitlement to

indemnification shall

be made

by the

Reviewing Party

not later

than
30 calendar

days

after

receipt

by

the

Company

of

a

written

demand

on

the

Company

for
indemnification (which written demand

shall include such documentation

and information as is
reasonably

available

to

Indemnitee

and

is

reasonably

necessary

to

determine

whether

and

to
what

extent

Indemnitee

is

entitled

to

indemnification).

The

Reviewing

Party

making

the
determination

with

respect

to

Indemnitee’s

entitlement

to

indemnification

shall

notify
Indemnitee of such written determination no later than two business days thereafter.
(ii)
Unless

the

Reviewing

Party

has

provided

a

written
determination

to

the

Company

that

Indemnitee

is

not

entitled

to

indemnification

under

this
Agreement, Indemnitee

shall be

entitled to

indemnification of

Indemnifiable Costs,

and shall
receive

payment

thereof,

from

the

Company

in

accordance

with

this

Agreement

within
10 business

days

after

the

Reviewing

Party

has

made

its

determination

with

respect

to
Indemnitee’s

entitlement

to

indemnification

or,

if

the

Reviewing

Party

has

not

made

such

determination, within 30 calendar

days after the date

by which it was

required to do so

pursuant
to Section
Article I1(a)(i)

of this Agreement.
(b)
Suit

to

Enforce

Rights.

If

(i) payment

of

indemnification

pursuant

to
Section
Article I1(a)(ii)

is not made

within the period

permitted for such

payment by such

section, (ii) the
Reviewing

Party

determines

pursuant

to

Section
Article I1(a)

that

Indemnitee

is

not

entitled

to
indemnification under

this Agreement,

(iii) Indemnitee has

not received

advancement of

Expenses within
the time period permitted for such advancement by

Section
Article I1(c)
, or (iv) the Company or any other
Person takes

or threatens to

take any action

to declare

this Agreement

void or

unenforceable, or

institutes
any litigation

or other

action or

Proceeding designed

to deny,

or to

recover from,

Indemnitee the

benefits
provided or

intended to

be provided

to Indemnitee

hereunder, then Indemnitee

shall have

the right

to enforce
the indemnification and advancement rights granted

under this Agreement by commencing litigation

in any
court

of

competent

jurisdiction

in

the

State

of

Delaware

seeking

an

initial

determination

by

the

court

or
challenging any determination

by the Reviewing

Party or any

aspect thereof.

The remedy provided

for in
this Section
4

shall be in addition to any other remedies available to Indemnitee in law or equity.
(c) Defense to Indemnification, Burden of Proof, and Presumptions.
(i)
To

the

maximum

extent

permitted

by

applicable

law

in

making

a
determination with

respect to

entitlement to

indemnification hereunder, the

Reviewing Party

shall
presume that an Indemnitee

is entitled to indemnification

under this Agreement if

Indemnitee has
submitted

a

request

for

indemnification

in

accordance

with

Section
Article I1(a)
,

and

the
Company shall

have the

burden of

proof to

overcome that

presumption in

connection with

the
making by the

Reviewing Party of

any determination contrary

to that presumption.

Neither the
failure

of

the

Company

(including

by

its

directors

or

Independent

Counsel)

to

have

made

a
determination

prior

to

the

commencement

of

any

action

pursuant

to

this

Agreement

that
indemnification

is

proper

in

the

circumstances

because

Indemnitee

has

met

the

applicable
standard of

conduct, nor

an actual

determination by

the Company

(including by

its directors

or
Independent Counsel) that Indemnitee

has not met such

applicable standard of conduct,

shall be
a defense

to the

action or

create a

presumption that

Indemnitee has

not met

the applicable

standard
of conduct.
(ii)
It shall

be a defense

to any action

brought by Indemnitee

against the
Company

to

enforce

this

Agreement

that

it

is

not

permissible

under

applicable

law

for

the
Company to

indemnify or

to make

an Advance

of Expenses

to Indemnitee

for the

amount claimed.
(iii) For purposes of this Agreement, the termination of any claim, action, suit, proceeding or matter therein, by judgment, order, settlement (whether with or without court
approval

and

whether

with

or

without

an

admission

of

liability

on

the

part

of

Indemnitee),
conviction,

or

upon

a

plea

of

nolo

contendere

or

its

equivalent,

shall

not

create

of

itself

a
presumption

that

Indemnitee

did

not

meet

any

particular

standard

of

conduct

or

have

any
particular belief or that

a court has determined

that indemnification is not

permitted by applicable
law.
(iv) For purposes of any determination under this Agreement, Indemnitee shall be deemed to

have acted in good

faith and in a

manner such person reasonably

believed to
be

in

or

not

opposed

to

the

best

interests

of

the

Company,

or,

with

respect

to

any

criminal
Proceeding, to

have had

no reasonable

cause to

believe Indemnitee’s

conduct was

unlawful, if
Indemnitee’s

action was

based on

good faith

reliance on

the records

or books

of account

of the
Company

or

another

enterprise,

including

financial

statements,

or

on

information

supplied

to
Indemnitee by the

directors or officers of

the Company or

another enterprise in

the course of

their

duties, or on the advice of legal counsel for the Company or another enterprise or on information
or records

given or

reports made

to the

Company or

another enterprise

by an

independent certified
public accountant or by an appraiser

or other professional or expert selected

with reasonable care
by

the

Company

or

another

enterprise.

The

term

“another

enterprise”

as

used

in

this
Section
Article I1(c)(iv)

shall

mean

any

other

corporation

or

any

partnership,

limited

liability
company,

joint venture,

trust, employee

benefit plan

or other

enterprise of

which Indemnitee

is
or was

serving at

the request

of the Company

as a

director, officer,

employee, representative

or
agent.

For purposes

of this

Agreement, references

to “serving

at the

request of

the Company”
shall include any service as a

director, officer, employee, representative or agent of the Company that imposes

duties on,

or involves

services by,

such director,

officer,

employee, representative
or

agent

with

respect

to

an

employee

benefit

plan,

its

participants

or

beneficiaries,

and

if
Indemnitee

acted

in

good

faith

and

in

a

manner

Indemnitee

reasonably

believed

to

be

in

the
interest

of

the

participants

and

beneficiaries

of

an

employee

benefit

plan,

Indemnitee

shall

be
deemed

to

have

acted

in

a

manner

not

opposed

to

the

best

interests

of

the

Company.

The
provisions of this Section
Article I1(c)(iv)

shall not be deemed

to be exclusive or

to limit in any
way

the

other

circumstances

in

which

Indemnitee

may

be

deemed

to

have

met

the

applicable
standard of conduct set forth in this Agreement.
(v)
The

knowledge

and/or

actions,

or

failure

to

act,

of

any

director,
officer,

agent or

employee of

the Company

shall not

be imputed

to Indemnitee

for purposes

of
determining the right to indemnification under this Agreement.
5.
Indemnification

for

Expenses

Incurred

in

Enforcing

Rights.

The

Company

shall
indemnify Indemnitee against any and all Expenses

to the fullest extent permitted by law

as the same exists
or

may

hereafter

be

amended

and,

if

requested

by

Indemnitee

pursuant

to

the

procedures

set

forth

in
Section
Article I1(c)
,

shall

advance

such

Expenses

to

Indemnitee,

that

are

incurred

by

Indemnitee

in
connection with any claim asserted against or action brought by Indemnitee for:
(a) interpretation, enforcement or defense of Indemnitee’s rights under this Agreement;
(b)
indemnification

of

Indemnifiable

Costs

or

payment

of

Expense

Advances

by

the
Company

under

this

Agreement

or

any

other

agreement

or

under

applicable

law

or

the

Company’s
Certificate

of

Incorporation

or

Bylaws

now

or

hereafter

in

effect

relating

to

indemnification

for
Indemnifiable Events; and/or
(c)
recovery under directors’ and officers’ liability insurance

policies maintained by the
Company.
Notwithstanding anything

in this Agreement

to the

contrary, no

determination as

to entitlement

of
Indemnitee

to

indemnification

under

this

Agreement

shall

be

required

to

be

made

prior

to

the

final
disposition of the Proceeding.
6. Notification and Defense of Proceeding
(a)
Notice.

Promptly

upon

being

served

with

any

summons,

citation,

subpoena,
complaint,

indictment,

information

or

other

document

relating

to

any

Proceeding

or

matter

that

may

be
subject to

indemnification or

advancement of

Expenses covered

hereunder Indemnitee

will, if

a claim

in
respect thereof is to be made against the

Company under this Agreement, notify the Company

thereof.

The
failure to

notify or

promptly notify

the Company

shall not

relieve the

Company from

any liability

that it
may

have

to

Indemnitee

otherwise

than

under

this

Agreement,

and

shall

not

relieve

the

Company

from
liability

hereunder

except

to

the

extent

the

Company

has

been

prejudiced

or

as

further

provided

in
Section
Article I1(c).

(b)
Defense.

With

respect

to

any

Proceeding

as

to

which

Indemnitee

notifies

the
Company of the commencement

thereof, the Company will

be entitled to participate

in the Proceeding at

its
own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with

counsel selected by the

Company.

After notice from the

Company to Indemnitee
of its election to assume

the defense of any Proceeding,

the Company will not

be liable to Indemnitee

under
this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of

such Proceeding

other than

as provided

below.

Indemnitee shall

have the

right to

employ separate
counsel

in

such

Proceeding,

but,

notwithstanding

any

other

provision

of

this

Agreement,

all

Expenses
related

thereto

incurred

after

notice

from

the

Company

of

its

assumption

of

the

defense

shall

be

at
Indemnitee’s

expense

unless:

(i) the

employment

of

counsel

by

Indemnitee

has

been

authorized

by

the
Company,

(ii) Indemnitee

has

reasonably

determined

that

there

may

be

a

conflict

of

interest

between
Indemnitee

and

the

Company

in

the

defense

of

the

Proceeding,

(iii) after

a

Change

in

Control,

the
employment of

counsel

by Indemnitee

has been

approved

by Independent

Counsel,

or (iv) the

Company
shall not within 60 calendar days in fact have employed counsel to assume the defense of such Proceeding, in each of which case, all Expenses of the Proceeding shall be borne by the Company.

If the Company has
selected counsel

to represent

Indemnitee and

other current

and former

directors, officers

or employees

of
the

Company

in

the

defense

of

a

Proceeding,

and

a

majority

of

such

persons,

including

Indemnitee,
reasonably

object

to

such

counsel

selected

by

the

Company

pursuant

to

the

first

sentence

of

this
Section
Article I1(b)
, then such persons, including Indemnitee, shall be permitted to employ one additional counsel of their choice and the

reasonable fees and expenses of such

counsel shall be at the expense

of the
Company;

provided,

however,

that

such

counsel

shall

be

chosen

from

among

the

list

of

counsel,

if

any,
approved by any

company with which the

Company obtains or maintains

directors and officers

insurance.

In

the

event

separate

counsel

is

retained

by

a

group

of

persons

including

Indemnitee

pursuant

to

this
Section
Article I1(b)
,

the

Company

shall

cooperate

with

such

counsel

with

respect

to

the

defense

of

the
Proceeding, including making

documents, witnesses and

other reasonable information

related to the

defense
available to

such separate

counsel pursuant

to joint-defense

agreements or

confidentiality agreements,

as
appropriate.

The Company shall not be entitled to assume the

defense of any Proceeding brought by or on
behalf of the Company or as to which Indemnitee shall have made the determination provided for in clause
(ii) in the third sentence of this Section
Article I1(b).
(c)
Settlement

of

Claims.

The

Company

shall

not

be

liable

to

indemnify

Indemnitee
under this Agreement

or otherwise for

any amounts paid

in settlement of

any Proceeding effected

without
the

Company’s

prior

written

consent.

The

Company

shall

not

settle

any

Proceeding

in

any

manner

that
would impose

upon Indemnitee

any penalty,

limitation or

obligation to

repay advanced

Expenses without
Indemnitee’s

prior

written

consent.

Neither

the

Company

nor

Indemnitee

will

unreasonably

withhold,
condition or

delay its,

his or

her consent

to any

proposed settlement.

The Company

shall not

be liable

to
indemnify Indemnitee

under this

Agreement with

regard to

any judicial

award if

the Company

was not

given
a reasonable

and timely

opportunity,

at its

expense, to

participate in

the defense

of such

action; provided,
however, that

the Company’s

liability hereunder shall not

be excused if participation

in the Proceeding by
the Company was barred by this Agreement.
7. Non-Exclusivity.

The

rights

of

Indemnitee

hereunder

shall

be

in

addition

to

any

other

rights
Indemnitee may have under the laws of the State of Delaware, the Company’s Certificate of Incorporation,
the Company’s

Bylaws, applicable

law, any

agreement, a

resolution of

the Board

or otherwise;

provided,
however,

that

in

no

event

will

Indemnitee

be

permitted

to

receive

indemnification

or

advancement

of
expenses

more than

once for

the same

Expenses and

Indemnifiable

Costs.

No amendment,

alteration or
repeal of this Agreement or of any provision hereof

shall limit or restrict any right of Indemnitee under this
Agreement in respect

of any action

taken or omitted

by Indemnitee in

Indemnitee’s capacity as

a director,
officer,

employee

or

agent

of

the

Company

or

of

any

other

corporation,

limited

liability

company,
partnership or joint venture, trust or other enterprise that such person is or was serving at the request of the
Company,

prior

to

such

amendment,

alteration

or

repeal.

The

assertion

or

employment

of

any

right

or

remedy hereunder, or

otherwise, shall not

prevent the concurrent

assertion or employment

of any other

right
or remedy.
8.
Liability

Insurance.

To

the

extent

the

Company

maintains

an

insurance

policy

or

policies
providing directors’

or officers’

liability insurance, Indemnitee, if

a director or officer

of the Company,

shall
be covered by such policy or policies, in accordance with its or their terms.
9.
Amendment of

this

Agreement.

No supplement,

modification, or

amendment of

this

Agreement
shall be binding unless

executed in writing by

both of the parties

hereto.

No waiver of

any of the provisions
of this Agreement shall operate as

a waiver of any

other provisions hereof (regardless

of whether similar),
nor shall such

waiver constitute a

continuing waiver.

Except as specifically

provided herein, no

failure to
exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.
10. Subrogation.

In

the

event

of

payment

under

this

Agreement,

the

Company

shall

be
subrogated to the

extent of such

payment to all

of the rights

of recovery of

Indemnitee, who shall

execute
all

papers

required

and

shall

do

everything

that

may

be

necessary

to

secure

such

rights,

including

the
execution

of

such

documents

necessary

to

enable

the

Company

effectively

to

bring

suit

to

enforce

such
rights.
11.
No Duplication

of Payments.

The Company

shall not

be liable

under this

Agreement to
make

any

payment

in

connection

with

any

claim

made

against

Indemnitee

to

the

extent

Indemnitee

has
otherwise

actually

received

payment

(whether

under

the

Company’s

Certificate

of

Incorporation,

the
Company’s

Bylaws,

any

insurance

policy,

by

law,

or

otherwise)

of

the

amounts

otherwise indemnifiable
hereunder.
12. Duration and Binding Effect.

This Agreement shall continue until and terminate upon the
later

of:

(a) ten

years

after

the

date

that

Indemnitee

shall

have

ceased

to

serve

as

a

director,

officer

or
employee

of

the

Company

or

at

the

request

of

the

Company,

as

a

director,

officer,

employee,

agent,

or
fiduciary,

of

another

corporation,

partnership,

joint

venture,

trust

or

other

enterprise,

as

applicable,

and
(b) one year

after the

later of

(i) the final

disposition of

any Proceeding

then pending

in respect

of which
Indemnitee

is

granted

rights

of

indemnification

or

advancement

of

Expenses

hereunder

and

(ii) the

final
disposition of any

proceeding commenced by

Indemnitee pursuant to

Section
5

of this Agreement relating
thereto.

This Agreement shall be binding

upon and inure to the benefit of and be enforceable by the parties hereto

and

their

respective

successors,

assigns,

including

any

direct

or

indirect

successor

by

purchase,
merger, consolidation, or otherwise to all

or substantially all of the business

and/or assets of the Company,
spouses, heirs, executors,

administrators and personal

and legal representatives.

The Company shall

require
and cause any successor (whether direct or

indirect by purchase, merger, consolidation, or otherwise)

to all,
substantially all,

or a substantial

part, of the

business and/or assets

of the Company,

by written agreement
in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this

Agreement
in

the

same

manner

and

to

the

same

extent

that

the

Company

would

be

required

to

perform

if

no

such
succession

had

taken

place.

This Agreement

shall

continue

in

effect

regardless

of

whether

Indemnitee
continues

to

serve

as

a

director,

officer

or

employee

of

the

Company

or

of

any

other

enterprise

at

the
Company’s request.
13. Enforcement .
(d)
The Company expressly confirms and agrees

that it has entered into

this Agreement
and

assumed

the

obligations

imposed

on

it

hereby

in

order

to

induce

Indemnitee

to

serve

or

continue

to
serve as a

director, officer

or employee of

the Company,

and the Company

acknowledges that Indemnitee
is relying

upon this

Agreement in

serving or

continuing to

serve as

a director,

officer or

employee of

the
Company.

(e)
This

Agreement

constitutes

the

entire

agreement

between

the

parties

hereto

with
respect to

the subject

matter hereof

and supersedes

all prior

agreements and

understandings, oral,

written
and implied,

between the

parties hereto

with respect

to the

subject matter

hereof; provided,

however,

that
this

Agreement is

a supplement

to and

in furtherance

of the

Company’s

Certificate

of Incorporation

and
Bylaws, any resolutions adopted

pursuant thereto and applicable

law,

and shall not be

deemed a substitute
therefor, nor to supersede or otherwise diminish any rights of Indemnitee thereunder.
14. Severability.

If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law.

Furthermore, to the
fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.
15. Governing Law and Consent to Jurisdiction.

This Agreement shall be governed by, and
construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed in such State, without giving effect to the principles of conflicts of laws. The Company and Indemnitee hereby irrevocably and unconditionally (i)
agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Court of Chancery of the State of Delaware (the “Delaware Court”), and
not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and
(iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or inconvenient forum.
16. Notices
.

All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement must be in writing and will be deemed to have been duly given:

(a) on the date of delivery, if personally delivered by hand; (b) upon the date scheduled for delivery, if such notice is sent by a nationally recognized overnight-express courier or (c) upon written confirmation of receipt by the recipient of such notice (including any automatic confirmation that is received), if transmitted by electronic mail:
To the Company at:
Cal-Maine Foods, Inc.
1052 Highland Colony Pkwy
Suite 200
Ridgeland, MS

39157
Attention:

Sherman Miller, President and CEO
With a copy to the same address:

Attention:

Rob Holladay, Vice President and General Counsel
Email:

rholladay@cmfoods.com
and

To Indemnitee at:
[NAME]
[ADDRESS]
[ADDRESS]
[EMAIL

ADDRESS]
Notice of change of address shall be effective only when done in accordance with this Section
16.
[Signature Page Follows; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF,

the parties hereto have duly executed and delivered this Agreement as of the day specified above.
COMPANY: CAL-MAINE FOODS, INC.,
a Delaware corporation
By:______________________________________
Name:
Title:
INDEMNITEE:
______________________________________
[NAME]

EXHIBIT A
REQUEST AND UNDERTAKING
Cal-Maine Foods, Inc.
[ADDRESS]
[ADDRESS]
Attn:

[TITLE]
To Whom It May Concern:
I

request,

pursuant

to

Section
Article I1(c)

of

the

Indemnification Agreement,

dated

as

of

[●], 2025

(the
“Indemnification

Agreement”), between

Cal-Maine Foods,

Inc. (the

“Company”) and

me, that the

Company
advance Expenses (as such

term is defined in

the Indemnification Agreement) incurred in connection

with
[describe

Proceeding]

(the

“Proceeding”).

I

have

attached

an

itemization,

in

reasonable

detail,

of

the
Expenses for which advancement is sought.
I undertake

and agree

to repay

to the

Company any

funds advanced to

me or

paid on my

behalf if

it shall
ultimately

be

determined

that

I

am

not

entitled

to

indemnification.

I

shall

make

any

such

repayment
promptly following written notice of any such determination.
__________________________________
[Name]
Date:

_________________